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                      OREGON TRAIL FINANCIAL CORP.
                      ----------------------------
         (Name of Registrant as Specified in Its Charter)

                      OREGON TRAIL FINANCIAL CORP.
                      ----------------------------
              (Name of Person(s) Filing Proxy Statement)

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                      OREGON TRAIL FINANCIAL CORP.

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                        OREGON TRAIL FINANCIAL CORP.
                               Summary Facts

* $400 million thrift holding company headquartered in Baker City, Oregon which trades as OTFC on NASDAQ

*   Owns largest independent financial institution headquartered in Eastern
    Oregon

*   New management team added in 2nd and 3rd quarter 2000

* Since converting to a stock company in 1997, OTFC has added technology, human resources and facilities which have caused the efficiency ratio to be above peers. These initiatives have added significant value to the overall organization as evidenced by a 45% growth in core deposits and 96% loan growth since conversion.


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                        OREGON TRAIL FINANCIAL CORP.
                          Summary Facts, continued

*   Operates nine offices in rural eastern Oregon

* Strong deposit market share (1, 2, or 3) in five out of seven counties serviced

* Successfully transitioning to a small business bank from a traditional thrift


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                                 BRANCH LOCATIONS

     [Map of Oregon depicting the cities of Portland and Salem, and the counties of Umatilla, Union, Wallowa, Grant, Baker, Harney, and Malheur]

     Branch Locations: Baker City, Burns, Enterprise, John Day, La Grande (2), ---------------- Ontario, Pendleton, Vale


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                        1997 - 2001 ACCOMPLISHMENTS

                                                            Annualized
                                         2001 (1)       Dec '97 - March '01

EPS growth                                 53%                  10%

Non-interest income growth                 35%                  34%

Commercial loan growth                     36%                  52%

Consumer loan growth                       19%                  20%

Retail deposit growth                       7%                   9%



(1)   2001 growth is March 31, 2001 vs. March 31, 2000


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                        1997 - 2001 ACCOMPLISHMENTS
                                (continued)

                                          2001                 1997

Commercial & consumer loans
   / Total loans (1)                       54%                  26%

Core deposits / Total deposits             50%                  41%

Non-interest income / FTE (1)             $25K                  $7K

Equity / Assets (1,2)                      13%                  26%

(1) 2001 represents most recent annualized (if applicable) results of most recent quarter ended June 30, 2001. For Non-interest income / FTE, gain on sale of securities are excluded
(2) 1997 Equity / assets ratio as of December 31, 1997, the first quarter end following the mutual to stock conversion.


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                             EARNINGS PER SHARE

  Bar graph reflecting the following data:

                  Earnings                                    Earnings
  Month/Year      Per Share                   Month/Year      Per Share

    Mar-00          $0.17                       Mar-01          $0.26
    Jun-00          $0.18                       Jun-01          $0.32
    Sep-00          $0.03                       Sep-01          $0.39E
    Dec-00          $0.03                       Dec-01          $0.40E
                                                Mar-02          $0.41E

    Sept-00 and Dec-00 are a result of strategic initiatives. Core results for each quarter were $0.20 and $0.20, respectively.

                           ....Pro Forma....


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                         EARNING GROWTH COMPARISON

    Bar graph reflecting the following data for December 1997 - June 2001:

              OTFC*  - 12.7%
              GAAP   -  9.8%

    * Excluding Stilwell related expenses


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                              TOTAL LOANS

   Bar graph reflecting the following data:


   Year          Total Loans
                (In Thousands)

   1997            $141,403
   1998            $155,822
   1999            $188,100
   2000            $223,352
   2001            $254,482

                           ....At March 31,....


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                             NPA RATIO

   Bar graph reflecting the following data:

  Month/Year      NPA Ratio                   Month/Year      NPA Ratio

    Dec-97           0.18%                      Dec-98           0.18%
    Mar-98           0.22%                      Mar-99           0.06%
    Jun-98           0.00%                      Jun-99           0.06%
    Sep-98           0.20%                      Sep-99           0.11%


  Month/Year      NPA Ratio                   Month/Year      NPA Ratio

    Dec-99           0.11%                      Dec-00           0.02%
    Mar-00           0.04%                      Mar-01           0.03%
    Jun-00           0.04%                      Jun-01           0.03%
    Sep-00           0.01%

   Peer Group Data*: .40%, .25%, .38%, and .39%



   * West and Southwest Region Thrifts, excluding MHC's with assets between $100M - $700M


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                             LOAN MIX

   Two pie graphs reflecting the following data:

   1.  March 1997:        Real Estate    74%
                          Consumer       18%
                          Commercial/Ag   8%

   2.  June 2001:         Real Estate    47%
                          Consumer       18%
                          Commercial/Ag  35%


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                               DEPOSITS

   Bar graph reflecting the following data:

   Year          Deposit Amount
                 (In Thousands)

   1997            $179,158
   1998            $192,735
   1999            $199,589
   2000            $237,735
   2001            $253,777

                            ....At March 31....



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                             DEPOSIT MIX

   Two pie graphs reflecting the following information:

   1.  March 1997:    Time certificates        59%
                      MMDA                      9%
                      Other interest bearing   30%
                      Noninterest-bearing       2%

   2.  June 2001:     Time certificates        50%
                      MMDA                     21%
                      Other interest bearing   21%
                      Noninterest-bearing       8%


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                           NON-INTEREST INCOME
               (adjusted for securities for gains & losses)

   Bar graph reflecting the following data:

                 Non-Interest                                Non-Interest
  Month/Year        Income                   Month/Year         Income
                (In Thousands)                              (In Thousands)

    Dec-97           $245                       Dec-98           $301
    Mar-98           $275                       Mar-99           $313
    Jun-98           $238                       Jun-99           $342
    Sep-98           $245                       Sep-99           $351

                 Non-Interest                                Non-Interest
  Month/Year        Income                   Month/Year         Income
                (In Thousands)                              (In Thousands)

    Dec-99           $406                       Dec-00           $566
    Mar-00           $331                       Mar-01           $574
    Jun-00           $441                       Jun-01           $713
    Sep-00           $575


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                            STRATEGIC INITIATIVES

* Restructuring of operations resulted in decreased full-time equivalents to 111 from 146 employees; majority of savings came from centralizing loan processing, proof & function consolidation

* Portfolio restructuring resulted in over a 40% decline in securities portfolio

* Interest rate risk mitigation resulted in a 50% decline in interest rate sensitivity

* Stock repurchases are integral to increases in return on equity & efficient capital usage

* Focus on fee income has increased non-interest income over 253% from March 1997 through most recent quarterly results



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                             DISCLOSURE STATEMENT

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

     This Presentation contains statements about Oregon Trail Financial Corp.'s future results and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of such words as "believe", "may", "expect," "planned", "anticipated" and "potential." We have used forward-looking statements to describe future plans and strategies, including our expectations of Oregon Trail Financial Corp.'s future financial results. These forward-looking statements are based on current expectations and the current economic environment. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors which could cause actual results to differ materially include, but are not limited to, general and local economic conditions, changes in interest rates, deposit flows, demand for mortgages and other loans, real estate value, competition, changes in accounting principles, practices, policies or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors effecting operations, pricing, products and services. Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.

     Such forward-looking statements may include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Oregon Trail Financial Corp. In addition, such projections are based on many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of Oregon Trail Financial Corp. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Oregon Trail Financial Corp. that the projections will prove to be correct. Oregon Trail Financial Corp. does not undertake to update any forward-looking statement that may be made on behalf of Oregon Trail Financial Corp.


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